                                                               Filed pursuant to
                                                                     Rule 497(e)
                                                               Registration Nos.
                                                                        33-25716
                                                                        811-5697

                                    [GRAPHIC]
                       THE CHAPMAN US TREASURY MONEY FUND
                 THE CHAPMAN INSTITUTIONAL CASH MANAGEMENT FUND


                          Supplement dated April 12, 2000
                    to the Prospectus dated February 29, 2000

THE INFORMATION SET FORTH UNDER THE CAPTION THE FUNDS-AN OVERVIEW--FUND EXPENSES" IS REVISED BY DELETING SUCH INFORMATION IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF THE FOLLOWING:

FUND EXPENSES

         The numbers in Table 2 describe the fees and expenses that you may pay if you buy and hold shares of the funds.

                                                                   TABLE 2
                                                       ANNUAL FUND OPERATING EXPENSES

                                                                  THE CHAPMAN           THE CHAPMAN
                                                                  US TREASURY        INSTITUTIONAL CASH
                                                                  MONEY FUND*         MANAGEMENT FUND**
                                                                  -----------         -----------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees..........................................          .50%                   .50%
  Other Expenses...........................................          .30%***                .30%**
Total Annual Fund Operating Expenses.......................          .80%***                .80%**
Expense Reimbursement......................................          .27%                   ---
Net Expenses...............................................          .53%                   .80%

-----------

  * The Chapman US Treasury Money Fund expenses and fees set forth in the table are for the period November 1, 1998 to October 31, 1999 and are expressed as a percentage of fiscal year 1999 average daily assets.

 ** The Chapman Institutional Cash Management Fund expenses and fees are estimated as there was no activity for the period November 1, 1998 to October 31, 1999.

*** Chapman Capital Management, Inc., which serves as each fund's investment adviser, has contractually agreed to limit the total annual expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of .53% of average daily net assets for The Chapman US Treasury Money Fund effective March 17, 2000 until at least December 31, 2009. Chapman Capital Management, Inc., has voluntarily agreed to bear annual expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of .75% of average daily net assets for The Chapman Institutional Cash Management Fund at least until December 31, 2000. However, Chapman Capital Management's obligation is limited to the total of its advisory and administration fees, and there is no guarantee that Chapman Capital Management will continue to provide the funds with these fee limitations beyond their respective dates.

EXAMPLE. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods.

                                                           THE CHAPMAN             THE CHAPMAN
                                                           US TREASURY          INSTITUTIONAL CASH
                                                            MONEY FUND            MANAGEMENT FUND
                                                            ----------            ---------------
1 Year...........................................            $  54                    $  82
3 Years..........................................              170                      255
5 Years..........................................              296                      444
10 Years.........................................              665                      990



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